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                                                                    Exhibit 23.2

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

  We consent to the use in this Registration Statement on Form S-1 of WatchGuard Technologies, Inc. of our report related to BeadleNet, LLC dated December 24, 1999, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Costa Mesa, California
January 19, 2000